COUNTERSIGNED BY: AMERICAN STOCK TRANSFER AND AUTHORIZED REGISTERED: TRANSFER& TRUST SIGNATURE COMPANY, AGENT

COMMON STOCK

NUMBER
AF-0106

Asian Financial, Inc.

COMMON STOCK

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF WYOMING

SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 04516C 20 1

THIS CERTIFIES THAT

IS THE OWNER OF

TOTAL AUTHORIZED ISSUE 100,000,000 SHARES $0.001 PAR VALUE

Asian Financial, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

DIRECTOR

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC.
TRANSFER AGENT AND REGISTRAR
BY:
AUTHORIZED SIGNATURE

Asian Financial, Inc.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ______________ Custodian ______________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ______________
(State)

UNIF TRF MIN ACT– ______________ Custodian (until age ______)
(Cust)
______________ under Uniform Transfers
(Minor)
to Minors Act ______________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

______________ Shares
of the common stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

______________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________

X ______________

X ______________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURES GUARANTEED:

By ______________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.